SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D. C. 20549



                                          FORM 8-K/A1


                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  December 5, 1994

                                     CITY HOLDING COMPANY
                      (Exact name of registrant as specified in charter)


 West Virginia                  0-11733                          55-0619957
(State or other              (Commission                      (IRS Employer
 Jurisdiction of)            File Number)                  Identification No.)


3601 MacCorkle Avenue, S.E., Charleston, WV                          25304
(Address of principal executive officers)                           (Zip Code)


Registrant's telephone number, including area code: (304)926-3000






Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

Item 7 (b) is amended to include the following pro forma financial information:

   1.   Pro Forma Condensed Consolidated Balance Sheet as of
        September 30, 1994.

   2. Pro Forma Condensed Consolidated Statement of Income for the years ended December 31, 1993 and 1992.

   3. Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1994.

                                 INDEX TO FINANCIAL STATEMENTS


The Index to Financial Statements is amended to include the following:

      Pro Forma Consolidated Financial Information                     Page

           Pro Forma Condensed Consolidated Balance Sheet as of
           September 30, 1994.                                          F-1

           Pro Forma Condensed Consolidated Statement of Income
           for the years ended December 31, 1993 and 1992.              F-2

           Pro Forma Condensed Consolidated Statement of Income
           for the nine months ended September 30, 1994.                F-4


CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
SEPTEMBER 30, 1994
(In thousands)

                                                City                                      City Holding and
                                                Holding        Hinton                          Hinton
                                                 as             as           Pro Forma        Pro Forma
                                               Reported       Reported      Adjustments        Combined
ASSETS
  Cash and due from banks                        $ 19,410         $ 1,362                        $ 20,772
  Federal funds sold                                    0             725                             725
  Securities available for sale                    68,544          10,453                          78,997
  Investment securities                           119,836          18,497                         138,333
  Total loans                                     488,905          35,577                         524,482
  Less: Allowance for loan loss                    (5,540)           (465)                         (6,005)

      NET LOANS                                   483,365          35,112                         518,477

  Bank premises & equipment                        16,551             648                          17,199
  Other assets                                     17,867             954                  18,821

      TOTAL ASSETS                               $725,573        $ 67,751                        $793,324

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
  Deposits:
      Noninterest-bearing                        $ 71,472        $  4,958                        $ 76,430
      Interest-bearing                            512,945          53,460                         566,405

      TOTAL DEPOSITS                              584,417          58,418                         642,835

  Federal funds purchased and securities
    sold under agreements to repurchase             78,226                                          78,226
  Long-term debt                                     8,375                                           8,375
  Other liabilities                                  5,784             428                           6,212

      TOTAL LIABILITIES                            676,802          58,846                         735,648

SHAREHOLDERS' EQUITY
  Common stock                                      7,696               6            1,749   (1)    9,451
  Capital surplus                                  13,911            1,294           5,441    (1)  20,646
  Net unrealized loss on securities
     available for sale                            (1,354)           (341)                         (1,695)
  Retained earnings                                30,608           7,946          (9,280)    (1)  29,274
  Treasury stock                                   (2,090)                           2,090  (1)         0

      TOTAL SHAREHOLDERS' EQUITY                   48,771           8,905                0         57,676

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                           $725,573         $67,751       $        0       $793,324

(1) The shareholders' equity accounts are reclassified to reflect the issuance of 460,047 shares of City Holding stock at $2.50 par value and a 10% stock dividend issued to shareholders in January 1995.

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1993
(IN THOUSANDS, EXCEPT PER SHARE)

                                                                                        CITY HOLDING
                                                                                        AND HINTON
                                             CITY HOLDING            HINTON              PRO FORMA
                                             AS REPORTED            AS REPORTED          COMBINED

Interest Income:
  Interest and fees on loans                  $30,289               $2,962              $33,251
  Interest on investment securities
    Taxable                                    11,343                1,307               12,650
    Tax-exempt                                  1,408                  431                1,839
  Other interest income                           374                  102                  476

  TOTAL INTEREST INCOME                        43,414                4,802               48,216

Interest Expense:
  Interest on deposits                         16,903                1,946               18,849
  Short-term borrowings                           424                    0                  424
  Long-term debt                                  274                    0                  274

  TOTAL INTEREST EXPENSE                       17,601                1,946               19,547

  NET INTEREST INCOME                          25,813                2,856               28,669

  Provision for possible loan losses            1,251                   90                1,341

  NET INTEREST INCOME AFTER
   PROVISION FOR POSSIBLE LOAN
   LOSSES                                      24,562                2,766               27,328

Other income                                    2,823                  181                3,004

Other expense                                  19,255                1,696               20,951

  INCOME BEFORE INCOME TAXES                    8,130                1,251                9,381

Income taxes                                    2,627                  322                2,949

NET INCOME                                   $  5,503              $   929               $6,432

Net Income Per Share                    (1) $    1.69              $ 15.49          (1) $  1.71

AVERAGE SHARES OUTSTANDING                      3,257                   60                3,763

(1) City Holding Company and Pro Forma per share data have been restated to reflect a 10% stock dividend issued to shareholders in January 1995.

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1992
(IN THOUSANDS, EXCEPT PER SHARE)

                                                                                       CITY HOLDING
                                                                                        AND HINTON
                                             CITY HOLDING            HINTON              PRO FORMA
                                             AS REPORTED            AS REPORTED          COMBINED

Interest Income:
  Interest and fees on loans                  $24,917               $3,305              $28,222
  Interest on investment securities
    Taxable                                    11,274                1,621               12,895
    Tax-exempt                                  1,562                  318                1,880
  Other interest income                           414                  116                  530

  TOTAL INTEREST INCOME                        38,167                5,360               43,527

Interest Expense:
  Interest on deposits                         16,042                2,472               18,514
  Short-term borrowings                           329                    0                  329
  Long-term debt                                   35                    0                   35

  TOTAL INTEREST EXPENSE                       16,406                2,472               18,878

  NET INTEREST INCOME                          21,761                2,888               24,649

  Provision for possible loan losses            1,950                  272                2,222

  NET INTEREST INCOME AFTER
   PROVISION FOR POSSIBLE LOAN
   LOSSES                                      19,811                2,616               22,427

Other income                                    1,729                  168                1,897

Other expense                                  14,293                1,616               15,909

  INCOME BEFORE INCOME TAXES                    7,247                1,168                8,415

Income taxes                                    2,208                  303                2,511

NET INCOME                                   $  5,039              $   865               $5,904

Net Income Per Share                    (1) $    1.54              $ 14.41          (1) $  1.56

AVERAGE SHARES OUTSTANDING                      3,274                   60                3,780

(1) City Holding Company and Pro Forma per share data have been restated to reflect a 10% stock dividend issued to shareholders in January 1995.

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
NINE MONTHS ENDED SEPTEMBER 30, 1994
(IN THOUSANDS, EXCEPT PER SHARE)

                                                                                       CITY HOLDING
                                                                                        AND HINTON
                                             CITY HOLDING            HINTON              PRO FORMA
                                             AS REPORTED            AS REPORTED          COMBINED

Interest Income:
  Interest and fees on loans                  $27,412               $2,133              $29,545
  Interest on investment securities
    Taxable                                     8,281                  997                9,278
    Tax-exempt                                    971                  345                1,316
  Other interest income                           136                   42                  178

  TOTAL INTEREST INCOME                        36,800                3,517               40,317

Interest Expense:
  Interest on deposits                         13,400                1,470               14,870
  Short-term borrowings                           855                    0                  855
  Long-term debt                                  310                    0                  310

  TOTAL INTEREST EXPENSE                       14,565                1,470               16,035

  NET INTEREST INCOME                          22,235                2,047               24,282

  Provision for possible loan losses              631                    0                  631

  NET INTEREST INCOME AFTER
   PROVISION FOR POSSIBLE LOAN
   LOSSES                                      21,604                2,047               23,651

Other income                                    2,741                  138                2,879

Other expense                                  17,739                1,392               19,131

  INCOME BEFORE INCOME TAXES                    6,606                  793                7,399

Income taxes                                    2,175                  197                2,372

NET INCOME                                   $  4,431              $   596               $5,027

Net Income Per Share                    (1) $    1.36              $  9.90           (1) $ 1.33

AVERAGE SHARES OUTSTANDING                      3,265                   60                3,771

(1) City Holding Company and Pro Forma per share data have been restated to reflect a 10% stock dividend issued to shareholders in January 1995.



                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  CITY HOLDING COMPANY




Date:  February 17, 1995                 By:   /s/ Robert A. Henson
                                              Robert A. Henson
                                              Chief Financial Officer